UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  June 29, 2011

QR Energy, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35010 (Commission File Number)	90-0613069 (IRS Employer Identification No.)

5 Houston Center
1401McKinney Street, Suite 2400
Houston, Texas 77010
(Address of principal executive office) (Zip Code)
(713) 452-2200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 29, 2011, Mr. Howard K. Selzer notified QR Energy, LP (the “Partnership”) of his resignation as Chief Accounting Officer. Mr. Selzer has advised the Partnership that he has accepted a position as Chief Financial Officer of an upstream oil and gas company.  Mr. Selzer has agreed to remain with the Partnership for a sufficient time necessary to ensure a prudent transition of responsibilities. The Partnership has not yet named a successor Chief Accounting Officer. Mr. Selzer’s departure is not related to any disagreement with the Partnership’s accounting, operating policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

	By:	QRE GP, LLC, its general partner

Dated: July 1, 2011
	By:	/s/ Gregory S. Roden
	Name:	Gregory S. Roden
	Title:	Vice President and General Counsel